Restructuring and Other Costs	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
During 2019, we recorded net pre-tax restructuring costs totaling $425 million for new and ongoing restructuring actions. We recorded charges in the segments as follows:

(dollars in millions)
Otis	$54
Carrier	126
Pratt & Whitney	133
Collins Aerospace Systems	106
Eliminations and other	6
Total	$425
        Restructuring charges incurred in 2019 primarily relate to actions initiated during 2019 and 2018, and were recorded as follows:

(dollars in millions)
Cost of sales	$231
Selling, general & administrative	190
Non-service pension (benefit)	4
Total	$425
2019 Actions. During 2019, we recorded net pre-tax restructuring costs totaling $321 million for restructuring actions initiated in 2019, consisting of $168 million in cost of sales and $153 million in selling, general and administrative expenses. The 2019 actions relate to ongoing cost reduction efforts, including workforce reductions and consolidation of field operations.
We are targeting to complete in 2020 and 2021 the majority of the remaining workforce and all facility related cost reduction actions initiated in 2019. No specific plans for significant other actions have been finalized at this time. The following table summarizes the accrual balances and utilization by cost type for the 2019 restructuring actions:

(dollars in millions)	Severance	Facility Exit & Other Costs	Total
Net pre-tax restructuring costs	$298	$23	$321
Utilization, foreign exchange and other costs	(193)	(10)	(203)
Balance at December 31, 2019	$105	$13	$118
The following table summarizes expected, incurred and remaining costs for the 2019 restructuring actions by segment:

(dollars in millions)	Expected Costs	Cost Incurred During 2019	Remaining Costs at December 31, 2019
Otis	$65	$(45)	$20
Carrier	120	(110)	10
Pratt & Whitney	133	(133)	—
Collins Aerospace Systems	120	(27)	93
Eliminations and other	6	(6)	—
Total	$444	$(321)	$123
2018 Actions. During 2019, we recorded net pre-tax restructuring costs totaling $46 million for restructuring actions initiated in 2018, consisting of $21 million in cost of sales and $25 million in selling, general and administrative expenses. The 2018 actions relate to ongoing cost reduction efforts, including workforce reductions and the consolidation of field operations. The following table summarizes the accrual balances and utilization by cost type for the 2018 restructuring actions:

(dollars in millions)	Severance	Facility Exit & Other Costs	Total
Restructuring accruals at January 1, 2019	$115	$23	$138
Net pre-tax restructuring costs	38	8	46
Utilization, foreign exchange and other costs	(132)	(29)	(161)
Balance at December 31, 2019	$21	$2	$23
The following table summarizes expected, incurred and remaining costs for the 2018 programs by segment:

(dollars in millions)	Expected Costs	Costs Incurred During 2018	Costs Incurred During 2019	Remaining Costs at December 31, 2019
Otis	$57	$(48)	$(7)	$2
Carrier	80	(64)	(16)	—
Pratt & Whitney	3	(3)	—	—
Collins Aerospace Systems	111	(87)	(23)	1
Eliminations and other	7	(5)	—	2
Total	$258	$(207)	$(46)	$5
2017 and Prior Actions. During 2019, we recorded net pre-tax restructuring costs totaling $58 million for restructuring actions initiated in 2017 and prior. As of December 31, 2019, we have approximately $67 million of accrual balances remaining related to 2017 and prior actions.